UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: September 6, 2019

                        PURE HARVEST CANNABIS GROUP, INC.
                  -------------------------------------------
                (Name of registrant as specified in its charter)

           Colorado                333-212055              71-0952431
    ----------------------       ---------------       ------------------
    State of Incorporation       Commission File          IRS Employer
                                       Number          Identification  No.

                          2401 E. 2nd Avenue, Suite 600
                                Denver, CO 80206
                            -------------------------
                     Address of principal executive offices

                                 (800) 560-5148
                             ----------------------
                      Telephone number, including Area code


                 Former name or former address if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:


         Title of         Trading              Name of each exchange
        each class        Symbol(s)             on which registered
       -----------        --------             --------------------
           None             N/A                         N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

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Item 1.01   Entry Into a Material Definitive Agreement

     See Item 2.01 of this report.

Item 2.01   Completion of Acquisition or Disposition of Assets

     On September 6, 2019 the Company acquired all of the outstanding membership interests in Prolific Nutrition, LLC and Gratus Living, LLC (collectively
"Prolific Nutrition") for 400,000 shares of the Company's restricted common stock.

     Prolific Nutrition and Gratus Living are Colorado-based hemp/CBD companies that have developed and now market a line of CBD products direct to consumers. Prolific Nutrition and Gratus Living currently offer CBD oil tincture, CBD oil gummies, CBD oil capsules, CBD oil lotion, hemp oil and lip balm. Prolific Nutrition and Gratus Living have also developed and now market hemp extract dietary supplements, hemp extract capsules for pain and hemp extract pet treats for dogs and cats.

     In connection with this acquisition, Daniel Garza, a member of Prolific, was appointed as the Company's Chief Marketing Officer and a director.

     Mr. Garza brings over 10 years of business and marketing experience to the Company. In 2009 he founded Denver Print Company, grew it into a multi-million dollar business in less than five years and has consistently grown the business by 30% year over year since its inception. Mr. Garza was hired as the Chief Executive Officer of Prolific Nutrition in 2018 where he branded Colorado CBD Oil and launched Wild Pet Blends.

Item 3.02.  Unregistered Sale of Equity Securities.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with sale of the securities described above. The persons who acquired these securities were sophisticated investors and were provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these securities. The persons who acquired these securities acquired them for their own accounts. The certificates representing these securities will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid to any person in connection with the sale of these securities.

Item 5.02.  Departure  of  Directors   or  Certain   Officers;   Elections  of
            Directors;    Appointment   of   Certain   Officers;   Compensatory
            Arrangements of Certain Officers.

      See Item 2.01 of this report.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 10, 2019

                                       PURE HARVEST CANNABIS GROUP, INC.

                                       By: /s/ Matthew Gregarek
                                           -----------------------
                                           Matthew Gregarek
                                           Chief Executive Officer